UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM
8-K
________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported):
August 12, 2024

EOS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55661	30-0873246
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2F., No. 157, Sec. 2, Nanjing E. Rd.
Zhongshan District
Taipei City
104075
,
Taiwan
(Address of principal executive offices)

Phone: +
886
2-2586-8300
(Registrant’s telephone number)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

REVERSE STOCK SPLIT

On July 16, 2024, the Board of Directors of EOS Inc., a Nevada corporation (the "Company") with the approval of its board of directors and a majority of its shareholders approved to file Articles of Amendment with the Secretary of State of Nevada.  As a result of the Articles of Amendment, the Company has (i) authorized and approved a reverse stock split of One for One Hundred (1:100) of our total issued and outstanding shares of common stock (the "Stock Split"). The Stock Split will decrease our total issued and outstanding shares of common stock from 604,781,560 to 6,047,816 shares of common stock. The common stock will continue to be $0.001 par value.
The Stock Split shares are payable upon surrender of certificates to the Company's transfer agent. Fractional shares will be rounded upward. The Articles of Amendment will specify that the effective date of the Stock Split with the Nevada Secretary of State will be permitted or determined, subject to approval by the Financial Industry Regulatory Authority (“FINRA”).

The Stock Split was approved by the Board of Directors of the Company in the best interests of the Company and based upon consideration of certain factors including, but not limited to: (i) current trading price of the Company's shares of common stock on the OTC Markets; (ii) possible reluctance of brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold in their own portfolios; and (iii) desire to meet future requirements of per-share price and net tangible assets and shareholders' equity relating to admission for trading on other markets. On July 16, 2024, the shareholders of the Company holding a majority of the total issued and outstanding shares approved via written consent the Stock Split.

The Company is submitting an Issuer Company-Related Action Notification Form to FINRA regarding the Stock Split.

The Company will file a subsequent Current Report on Form 8-K upon receipt of approval from FINRA announcing the effectiveness of the Stock Split and attach a copy of the Articles of Amendment thereto as Exhibit 3.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS INC.

Date: August 1 2 , 2024	By:	/s/ He Siang Yang
He Siang Yang
President & CEO

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